UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2024

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Vaxart, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on January 16, 2024 (the “Original Report”). In the Original Report, the Company reported that Andrei Floroiu resigned (i) as President and Chief Executive Officer of the Company, and (ii) as a member of the Company’s board of directors. This Amendment is being filed to provide information regarding the Separation Agreement between Mr. Floroiu and the Company that was finalized subsequent to the filing of the Original Report. Except as set forth herein, no other changes have been made to the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2024, the Company entered into a Separation Agreement with Mr. Floroiu (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company agreed to provide Mr. Floroiu with the following payments and benefits (the “Separation Benefits”): (i) continued base salary for 12 months, (ii) subsidized health insurance premiums for 12 months, (iii) the 2023 bonus, if any, to which he would have been entitled to receive had he remained employed by the Company through the payout date, (iv) reimbursement of up to $5,000 in attorney fees incurred in negotiating the agreement, (v) accelerated vesting of his equity awards that would have vested through September 30, 2024, and (vi) up to two years to exercise his vested stock options after termination of employment.

In exchange for these benefits, Mr. Floroiu has signed a release of claims in favor of the Company and agreed to certain confidentiality, non-competition, non-solicitation of personnel and customers, non-disparagement and cooperation covenants. The Separation Benefits are conditioned upon Mr. Floroiu’s non-revocation of the release of claims and his compliance with the restrictive covenants.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the document, which is attached as Exhibit 10.1 to this Amendment and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Separation Agreement, dated January 31, 2024, by and between Vaxart, Inc. and Andrei Floroiu.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: February 2, 2024
	By:	/s/ MICHAEL J. FINNEY
Michael J. Finney, Ph.D.
Interim Chief Executive Officer